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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) APRIL 16, 2001
                                                 --------------





                       Corporate Asset Backed Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            33-73666                  22-3281571
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(STATE OR OTHER JURISDICTION      (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)


    c/o UBS PaineWebber Inc.
    1285 Avenue of the Americas, 11th Floor
    New York, NY                                                      10019
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841
                                                    --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            NOT APPLICABLE.

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            NOT APPLICABLE.

Item 3.     BANKRUPTCY OR RECEIVERSHIP.

            NOT APPLICABLE.

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            NOT APPLICABLE.

Item 5.     OTHER EVENTS.

            NOT APPLICABLE.

Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            NOT APPLICABLE.

Item 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  NOT APPLICABLE.

            (b)  NOT APPLICABLE.

            (c)  EXHIBITS.

            Cash Transactions by the CABCO Trust for BellSouth Debentures on April 16, 2001.

                 $1,518,750.00 to the Trust Certificate Holders.



Item 8.     CHANGE IN FISCAL YEAR.

            NOT APPLICABLE.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CORPORATE ASSET
                                          BACKED CORPORATION
                                             as depositor

                                          By:  /s/ Robert Vascellaro
                                              ----------------------------
                                          Name:  Robert Vascellaro
                                          Title: Vice President and Treasurer



Date:  April 30, 2001


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                                  EXHIBIT INDEX



EXHIBIT                                                    PAGE


      List of Cash Transactions.